Financial Expense (Income) Net	12 Months Ended
Dec. 31, 2020
Disclosure Of Financial Expense Income Net [Abstract]
FINANCIAL EXPENSE (INCOME) NET

NOTE 14 - FINANCIAL EXPENSE (INCOME) NET

	Year ended
	December 31,
	2020	2019	2018
	USD in thousands

Reevaluation of securities, net	(85)	--	(1)
Reevaluation of other investments	--	324	(316)
Reevaluation of derivative warrant liabilities	--	1	(2,071)
Exchange rate differences	--	(601)	1,000
Other	(94)	(153)	(181)
	(179)	(429)	(1,569)